Preliminary Estimated Fair Values of Tangible and Intangible Assets Acquired and Liabilities Assumed (Detail) (Subsequent Event [Member], USD $) In Thousands, unless otherwise specified	Oct. 15, 2013 Vet Therapeutics [Member]	Jan. 06, 2014 Okapi Sciences NV [Member]
Business Acquisition [Line Items]
Accounts receivable	$ 108	$ 72
Inventory	172
Prepaid expenses and other current assets		666
Other current assets	6
Property, plant and equipment	76	233
Other long-term assets	3	18
Identifiable intangible assets	46,520	29,400
Accounts payable and accrued expenses	(273)	(492)
Deferred revenue	(55)	(753)
Deferred tax liabilities, net	(16,089)	(3,813)
Total identifiable net assets	30,468	25,331
Goodwill	21,030	17,907
Total net assets acquired	$ 51,498	$ 43,238